UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 5, 2023
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events

As previously announced, a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company” or “we”), entered into a Loan Purchase and Sale Agreement (the “Agreement”) with Pacific Western Bank, a California state-chartered bank (“PacWest”), to acquire a portfolio of real estate construction loans (the “Loans”) from PacWest. The Company has waived its due diligence condition on a total of 73 of the Loans in the portfolio (collectively, the “Initial Loans”). The Company has entered into an agreement with Fairfax Financial Holdings Limited, a Canadian corporation, (collectively, with certain of its subsidiaries and affiliates, “Fairfax,” and together with KW, the “KW/FF Purchasers”) to together purchase 63 of the Initial Loans. The purchase price for such 63 Initial Loans and the Additional Loans (as described below) (collectively, the "KW/FF Loans") is a total of approximately $2.1 billion, subject to customary prorations and adjustments, and (i) will be paid to PacWest to acquire a total of approximately $2.3 billion in aggregate principal balance that is currently outstanding under the KW/FF Loans; and (ii) is the price for the entire portfolio of KW/FF Loans and may not necessarily be reflective of the price paid for any individual loan. The aggregate principal balance of the KW/FF Loans, which are floating rate, currently carries an average interest rate of approximately 8.6% and more than 70% of the KW/FF Loans are secured by multifamily or student housing development projects with the balance being a mix of industrial, hotel and life science office property development projects. The KW/FF Purchasers will also be assuming all remaining future funding obligations under the KW/FF Loans, subject to customary conditions to disbursement of approximately $1.8 billion. The Company’s investment in the acquisition of the KW/FF Loans will be 5% of the purchase price and the future funding obligations. In addition, as part of the acquisition of the KW/FF Loans, the Company will earn customary asset management fees from Fairfax.

The Company has also entered into an agreement with an institutional investor (“Assignee”), whereby the Company will, concurrently with the first closing (as described below) assign its right and obligations to purchase ten of the Initial Loans in their entirety from PacWest to Assignee (the “Assigned Loans”). The aggregate principal balance of the Assigned Loans is approximately $500 million. The Company will not hold an investment in the Assigned Loans. However, in connection with Assignee’s acquisition of the Assigned Loans, the Company will earn a management fee from Assignee to manage the Assigned Loans for a period of up to nine (9) months.

In addition, in connection with the Transaction, the Company is currently working on finalizing arrangements with PacWest for certain PacWest employees that originated and currently manage the Loans (“PW Team”) to join the Company as employees during the second and third quarters of 2023. Additionally, (i) upon PacWest securing certain consents and/or waivers required under the underlying loan and related agreements, the KW/FF Purchasers will also purchase from PacWest two additional real estate construction loan with an aggregate principal balance of approximately $144 million (the "Additional Loans"); and (ii) the Company and PacWest agreed to extend the due diligence period with respect to five of the Loans with an aggregate principal balance of approximately $182 million (until the Company waives due diligence, it is not obligated to purchase such Loans and its decision to either waive or not waive the due diligence condition with respect to these five Loans will not impact the Company and it partners’ rights and obligations to purchase each other Loan).

The Company and its partners’ deposit of $20 million (the Company’s share of which is $800,000) held at a third-party escrow account is now non-refundable (subject to certain terms set forth in the Agreement). The Transaction is currently expected to close in multiple tranches, the first of which is currently expected to occur in early June 2023, with the remaining closings expected to occur throughout June 2023 and the early part of the third quarter of 2023. There can be no assurance that the Transaction will be completed in part or at all.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed Transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the “SEC”), including the Item 1A. “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, as supplemented by the risk factors disclosed in Item 1A. of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 5, 2023